UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

As indicated in Item 2.01 below, effective August 18, 2014, Taylor Capital Group, Inc., a Delaware corporation (“Taylor Capital”), was merged (the “Merger”) with and into MB Financial, Inc., a Maryland corporation (“MB Financial”), pursuant to the Agreement and Plan of Merger, dated as of July 14, 2013 (as amended by the amendment thereto dated as of June 30, 2014 (the “Merger Agreement”)), between the two companies.

As previously reported in its Current Report on Form 8-K filed on July 1, 2014 (the “July 1, 2014 Form 8-K”) and as further described in its Current Report on Form 8-K filed on July 29, 2014 (the “July 29, 2014 Form 8-K), effective June 30, 2014, MB Financial entered into a letter agreement (the “Escrow Letter Agreement”) with certain principal stockholders of Taylor Capital (the “Principal Stockholders”) pursuant to which the Principal Stockholders agreed to be responsible for repayment of 60% of the restitution payments made by Taylor Capital’s subsidiary bank, Cole Taylor Bank, or MB Financial’s subsidiary bank, MB Financial Bank, N.A. (“MB Financial Bank”), as successor to Cole Taylor Bank, under the Order to Cease and Desist and Order of Assessment of Civil Money Penalty Issued Upon Consent Pursuant to the Federal Deposit Insurance Act and the Illinois Banking Act, As Amended (the “Consent Order”) entered into by Cole Taylor Bank with the Board of Governors of the Federal Reserve System and the State of Illinois Department of Financial and Professional Regulation, Division of Banking, for a specified period of time calculated on an after-tax basis if MB Financial realizes a tax benefit therefrom.

As described in the July 1, 2014 Form 8-K, the restitution payments are subject to a maximum of the lesser of: (i) $30,000,000; or (ii) the total amount of such restitution that relates to fees collected by the third party named in the Consent Order, with which Cole Taylor Bank previously had a deposit program relationship, from affected account holders between May 4, 2012 and June 30, 2014.  As described in the July 29, 2014 Form 8-K, included among the Principal Stockholders are: (i) Prairie Capital IV, L.P. and Prairie Capital IV QP, L.P. (collectively, the “Prairie Entities”), with which C. Bryan Daniels, who became a director of MB Financial upon completion of the Merger as described in Item 5.02 below, is affiliated as a managing member of the sole general partner of each of the Prairie Entities; and (ii) Jennifer W. Steans, who became a director of MB Financial upon completion of the Merger as described in Item 5.02 below, and certain members of her extended family and various trusts and other entities affiliated therewith (collectively, the “Steans Family Members”).  Mr. Daniels, the Steans Family Members, Mitchell Feiger, MB Financial’s President and Chief Executive Officer, and James N. Hallene, a director of MB Financial, have direct or indirect ownership interests in the Prairie Entities as follows:

•                                          Mr. Daniels: 2.0% ownership interest in Prairie Capital IV, L.P. and 2.62% ownership interest in Prairie Capital IV QP, L.P.;

•                                          Steans Family Members: 18.05% ownership interest in Prairie Capital IV, L.P. and 2.725% ownership interest in Prairie Capital IV QP, L.P.;

•                                          Mr. Feiger: no ownership interest in Prairie Capital IV, L.P. and 0.50% ownership interest in Prairie Capital IV QP, L.P.; and

•                                          Mr. Hallene: no ownership interest in Prairie Capital IV, L.P. and 0.25% ownership interest in Prairie Capital IV QP, L.P.

Prairie Capital IV, L.P., Prairie Capital IV QP, L.P. and the Steans Family Members are obligated to contribute approximately 7.77%, 7.77% and 48.72%, respectively, toward the total repayment responsibility of the Principal Stockholders under the Escrow Letter Agreement.  The Escrow Letter Agreement provides that, during the four-year period after the closing of the Merger, the payment obligation of the Principal Stockholders will be secured by their deposit into escrow of cash or, with respect to the Prairie Entities, a letter of credit.  The Principal Stockholders, other than the Prairie Entities, will remain obligated for an additional four years on an unsecured basis.  The Prairie Entities will remain obligated on an unsecured basis for an additional three years.

On August 15, 2015, MB Financial and MB Financial Bank entered into a supplemental agreement to the Escrow Letter Agreement with Ms. Steans, as representative (the “Representative”) of the Principal Stockholders (the “Supplemental Agreement”) to make minor modifications to certain terms of the Escrow Letter Agreement and to clarify further and memorialize their understanding of certain relative rights and obligations of the parties with respect to the transactions contemplated by the Escrow Letter Agreement.  On August 15, 2014, MB Financial Bank, the Representative and The Northern Trust Company, as escrow agent, entered into an Escrow Agreement to provide for the escrow arrangement described above.  The foregoing descriptions of the Escrow Letter Agreement, Supplemental Agreement and Escrow Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

As indicated in Item 1.01 above, effective August 18, 2014, the Merger was completed.  Immediately following the Merger, Cole Taylor Bank was merged with and into MB Financial Bank.  At the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.01 per share, of Taylor Capital (“Taylor Capital Common Stock”) and each share of Nonvoting Convertible Preferred Stock, par value $0.01 per share, of Taylor Capital (“Taylor Capital Nonvoting Preferred Stock”) converted into the right to receive (1) 0.64318 of a share of the common stock, par value $0.01 per share, of MB Financial (“MB Financial Common Stock”), with cash payable in lieu of fractional MB Financial shares in an amount equal to the share fraction multiplied by $26.81, which is the average closing price of MB Financial Common Stock for the ten trading-day period ended August 14, 2014, and (2) $4.08 in cash. All “in-the-money” Taylor Capital stock options and warrants outstanding immediately prior to the Effective Time were canceled in exchange for the right to receive a cash payment as provided in the Merger Agreement, as were the outstanding unvested restricted stock awards of Taylor Capital; however, the cash consideration paid for such restricted stock awards will remain subject to vesting or other lapse restrictions.  Each share of Taylor Capital’s Perpetual Non-Cumulative Preferred Stock, Series A (“Taylor Capital Series A Preferred Stock”), converted into the right to receive one share of MB Financial’s Perpetual Non-Cumulative Preferred Stock, Series A (“MB Financial Series A Preferred Stock”) (described under Item 5.03 below).

For the merger consideration payable to holders of Taylor Capital Common Stock and Taylor Capital Nonvoting Preferred Stock, MB Financial will issue in the aggregate approximately 19.6 million shares of MB Financial common stock and pay in the aggregate approximately $124.3 million in cash.  For the “in-the-money” Taylor Capital stock options and warrants, MB Financial will pay in the aggregate approximately $4.4 million in cash.  For the outstanding unvested Taylor Capital restricted stock awards, MB Financial will pay in the aggregate up to approximately $3.7 million in cash, as and to the extent such awards vest.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement and the amendment thereto, copies of which are filed as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders

On August 18, 2014, in connection with the Merger, MB Financial issued, in the aggregate, 4,000,000 shares of MB Financial Series A Preferred Stock in exchange for the 4,000,000 shares of Taylor Capital Series A Preferred Stock outstanding immediately prior to the Effective Time.  Under the terms of the MB Financial Series A Preferred Stock, MB Financial’s ability to declare or pay dividends or make distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its common stock or any other preferred stock ranking on parity with or junior to the MB Financial Series A Preferred Stock is subject to certain restrictions in the event that MB Financial does not pay in full or declare and set aside for payment in full dividends on the MB Financial Series A Preferred Stock.  The terms of the MB Financial Series A Preferred Stock are more fully set forth in the articles supplementary to MB Financial’s charter described in Item 5.03 below and filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously reported in the July 29, 2014 Form 8-K, on July 23, 2014, the Board of Directors of MB Financial, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Mr. Daniels and Ms. Steans as directors of MB Financial, which appointments became effective at the Effective Time.  The appointments of Mr. Daniels and Ms. Steans, who served as directors of Taylor Capital prior to the Merger, were contemplated by and made in accordance with the Merger Agreement.  The Board committees to which Mr. Daniels and Ms. Steans will be appointed have not yet been determined.

Mr. Daniels and Ms. Steans will be entitled to the same compensation arrangement as is provided to the other non-employee directors of MB Financial.  A description of this arrangement is contained under the heading “Director Compensation” in MB Financial’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2014 and is incorporated herein by reference.

The information in Item 1.01 above is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 14, 2014, in accordance with the Merger Agreement, MB Financial filed articles of amendment (the “Articles of Amendment”) to its charter with the Maryland Department of Assessments and Taxation (the “Maryland Department”), which effected an amendment approved by MB Financial’s Board of Directors to Section A of Article 5 of the charter to increase the number of shares of common stock MB Financial is authorized to issue from 70,000,000 to 100,000,000 and to increase the number of shares of preferred stock MB Financial is authorized to issue from 1,000,000 to 10,000,000. A copy of the Articles of Amendment is filed as Exhibit 3.1 and is incorporated herein by reference.

On August 14, 2014, in accordance with the Merger Agreement, MB Financial filed articles supplementary (the “Articles Supplementary”) to its charter with the Maryland Department of Assessments and Taxation (the “Maryland Department”) to establish the terms of the MB Financial Series A Preferred Stock approved by MB Financial’s Board of Directors.  A copy of the Articles Supplementary is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01 Other Events

On August 18, 2014, MB Financial issued a press release announcing the completion of the Merger.  A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)         The financial statements required by this item will be filed by an amendment to this report no later than 71 days following the date this report was required to be filed.

(b)         The pro forma financial information required by this item will be filed by an amendment to this report no later than 71 days following the date this report was required to be filed.

(d)         Exhibits:

The following exhibits are being filed herewith:

2.1                   Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. and Taylor Capital Group, Inc.  (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MB Financial on July 18, 2013)

2.2                   Amendment, dated as of June 30, 2014, to Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. and Taylor Capital Group, Inc.  (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MB Financial on July 1, 2014)

2.3                   Letter Agreement, dated as of June 30, 2014, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by MB Financial on July 1, 2014)

3.1                   Articles of Amendment to the charter of MB Financial, Inc. increasing the authorized capital stock of MB Financial, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registration Statement on Form 8-A filed by MB Financial on August 14, 2014)

3.2                   Articles Supplementary to the charter of MB Financial, Inc. containing the terms of the Perpetual Non-Cumulative Preferred Stock, Series A, of MB Financial, Inc.  (incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form 8-A filed by MB Financial on August 14, 2014)

10.1            Letter Agreement, dated as of June 30, 2014, by and among MB Financial, Inc. and certain principal stockholders of Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by MB Financial on July 1, 2014)

10.2            Supplemental Agreement, dated as of August 15, 2014, by and among MB Financial, Inc., MB Financial Bank, N.A., and Jennifer W. Steans, as representative of certain principal stockholders of Taylor Capital Group, Inc.

10.3            Escrow Agreement, dated as of August 15, 2014, by and among MB Financial Bank, N.A., Jennifer W. Steans, as representative of certain principal stockholders of Taylor Capital Group, Inc., and The Northern Trust Company, as escrow agent

99.1            Press release dated August 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: August 20, 2014
	By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MB Financial on July 18, 2013)

2.2

Amendment, dated as of June 30, 2014, to Agreement and Plan of Merger, dated as of July 14, 2013, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MB Financial on July 1, 2014)

2.3

Letter Agreement, dated as of June 30, 2014, by and between MB Financial, Inc. and Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by MB Financial on July 1, 2014)

3.1

Articles of Amendment to the charter of MB Financial, Inc. increasing the authorized capital stock of MB Financial, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registration Statement on Form 8-A filed by MB Financial on August 14, 2014)

3.2

Articles Supplementary to the charter of MB Financial, Inc. containing the terms of the Perpetual Non-Cumulative Preferred Stock, Series A, of MB Financial, Inc. (incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form 8-A filed by MB Financial on August 14, 2014)

10.1

Letter Agreement, dated as of June 30, 2014, by and among MB Financial, Inc. and certain principal stockholders of Taylor Capital Group, Inc. (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by MB Financial on July 1, 2014)

10.2

Supplemental Agreement, dated as of August 15, 2014, by and among MB Financial, Inc., MB Financial Bank, N.A., and Jennifer W. Steans, as representative of certain principal stockholders of Taylor Capital Group, Inc.

10.3

Escrow Agreement, dated as of August 15, 2014, by and among MB Financial Bank, N.A., Jennifer W. Steans, as representative of certain principal stockholders of Taylor Capital Group, Inc., and The Northern Trust Company, as escrow agent

99.1	Press Release dated August 18, 2014